CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (USD $) In Thousands	Common Stock [Member]	Series B Convertible Preferred Stock [Member]	Retained Earnings [Member]	Cumulative Distributions Paid [Member]	Total
Balance at Aug. 12, 2010	$ 0	$ 48	$ 0	$ 0	$ 48
Balance (in Shares) at Aug. 12, 2010	0	480
Net loss	0	0	(31)	0	(31)
Balance at Dec. 31, 2010	0	48	(31)	0	17
Balance (in Shares) at Dec. 31, 2010	0	480
Net proceeds from the sale of common shares	424,568	0	0	0	424,568
Net proceeds from the sale of common shares (in Shares)	43,502	0
Stock options granted	58	0	0	0	58
Stock options granted (in Shares)	0	0
Net loss	0	0	(5,134)	0	(5,134)
Cash distributions declared and paid to shareholders ($0.76 per share)	0	0	0	(23,594)	(23,594)
Balance at Dec. 31, 2011	$ 424,626	$ 48	$ (5,165)	$ (23,594)	$ 395,915
Balance (in Shares) at Dec. 31, 2011	43,502	480